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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 11, 2004


                                VITAL SIGNS, INC.
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             (Exact name of registrant as specified in its charter)



         New Jersey                     0-18793                 11-2279807
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(State or other jurisdiction of       (Commission             (IRS Employer
  incorporation or organization)      File Number)          Identification No.)


   20 Campus Road, Totowa, New Jersey                            07512
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:        (973) 790-1330
                                                   -----------------------------






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ITEM 5. OTHER EVENTS.

On May 11, 2004, Vital Signs, Inc. (the "Company") issued a press release regarding, among other things, the resignation as of May 10, 2004 of Frederick
A. Schiff as Chief Financial Officer of the Company. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Items 5 and 12 of this Report, the following Exhibit is submitted as part of this Current Report on Form 8-K:

99.1 Press Release of Vital Signs, Inc. dated May 11, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 11, 2004, Vital Signs, Inc. (the "Company") issued a press release regarding, among other things, results for the three months and six months ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.






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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             VITAL SIGNS, INC.



                             By:   /s/ Jay Sturm
                                ------------------------------------------------
                                Name: Jay Sturm
                     Title:     Vice President / General Counsel

Date:  May 11, 2004





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                                  EXHIBIT INDEX


     Exhibit No.                         Description
     -----------                         -----------

         99.1 Press release, dated May 11, 2004, issued by the Company.





                           STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................  'TM'